Entergy®

46th Edison Electric Institute
Financial Conference
November 2011

Entergy's Point-of-View Business Strategy

Entergy's Scope of Operations

Focus: Operational Excellence and Portfolio Management



Entergy's Businesses
- 30,000 MW electric generating capacity
- 2nd largest U.S. nuclear generator
- 2.7 million customers
- Over $11 billion revenues
- ~15,000 employees

Utility
- 6 vertically integrated electric utilities (5 retail regulators)
- 4 contiguous states – Arkansas, Louisiana, Mississippi, Texas
- 22,000 MW of generating capacity
- More than 15,500 miles of high-voltage transmission lines

Entergy Wholesale Commodities
- ▲ 6 nuclear units owned at 5 sites (4,998 MW)
- △ 1 nuclear plant managed (800 MW)
- ○ Non-nuclear wholesale capacity (1,018 MW owned, ⊘ 583 MW pending)

Portfolio Management Opportunities – Continually Evaluating the Landscape

Portfolio Management Screen

Transaction Criteria

Timeless ... Timing

Strategic Rationale | Financial Impact | Ability to Transact

Areas of Interest		Examples
1. Assets	• Generation plants for the utility to fill long-term baseload and load-following requirements • Non-utility plants in select U.S. markets outside of the utility service territory	Pending Acquisitions • KGen Hinds, Hot Spring • RISEC
2. Contracts	• Nuclear management contracts in U.S. and select international markets	Cooper Contract
3. M&A	• Utilities / assets that utilize legacy positions to derive significant, retainable synergies, offer new products / market solutions or otherwise increase efficiency	Entergy-Koch JV • Pipeline sale • Trading Co sale
4. Restructuring	• High-performing assets better suited to a buyer than to Entergy or non-core assets	• EWC • Transmission

Portfolio Management Opportunities – The Journey: Activities Based on Dynamic POV


98
00
02
04
06
08
10+
Utility Businesses
Customer Care, Reliability, Storm Response / Recovery
Transition to Competition
TTC – TX & AR
TTC TX
Legis Clarity
Transco / RTO
ICT (Transmission); MISO Proposal
Supply Plan / Portfolio Transformation Strategy
Wholesale Commodities Businesses
Divest to Invest
Gas Strategy
Entergy-Koch
Entergy Power Mkt
Wholesale / Pwr Development
Performance and Restructuring Focus
TX Competitive Retail
Entergy Nuclear
Spin-off
EWC
Internal
Renewal
Productivity Improvements
Financial Flexibility
Capital Return to Shareholders
Sustainability
Environmental Consciousness
Low-Income Initiatives
Safety

Entergy – What the Journey Has Produced, So Far…

Average Return on Equity
2001 – 2010; %



20
15
10
5
0
As-Reported
Operational
01 02 03 04 05 06 07 08 09 10

Dividend Payout Ratio
2001 – 2010; %



75
50
25
0
As-Reported
Operational
01 02 03 04 05 06 07 08 09 10

Return of Capital vs Net Income Growth
2001 – 2010; $M



$9.0B Total Dividends / Buybacks
2,000
1,500
1,000
500
0
-500
Share Repurchases (net)¹
Operational Net Income
As-Reported Net Income
Dividends
01 02 03 04 05 06 07 08 09 10

[1] Net of issuances, including $0.5B for Equity Units

Entergy – Awards and Recognition

Industry Leadership

2008 platts GLOBAL ENERGY AWARDS

2008 Award of Excellence



Extraordinary Track Record of Standout Performances Year After Year Over Past Decade

4th time in 5 years

CR's 100 Best 2011

TOP 100 CORPORATE CITIZEN

Storm Restoration Leadership

EDISON ELECTRIC INSTITUTE

Emergency Awards

Every year since inception

– 1999, 2000, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2010 (Assistance)

– 1998, 2001, 2005, 2008, 2009 (Recovery)

Corporate Governance Leadership



Highest Rating (1% of 4,200 Companies)

Institutional Investor

"2010 All-America Executive Team"
Top CEO
Top CFO
"Most Honored Companies"
Top Electric Utility

GovernanceMetrics International 10.0

--2008: Second Year in a Row

Forbes.com

The Good Bookkeepers


TRUST

Environmental Leadership

Dow Jones Sustainability Indexes
Member 2011/12 *--Since 2002*

10 consecutive years

CARBON DISCLOSURE PROJECT

2011 Carbon Disclosure Leadership Index
7th time in 8 years

RESTORE AMERICA'S ESTUARIES

Corporate Leadership Award

sam 2010 bronze class

Sustainability Yearbook recognizes top 15% in sector world-wide

U.S. 500 RANKING

ETR Ranked 462 in 2009
ETR Ranked 477 in 2010
ETR Ranked 450 in 2011

Entergy's Utility Business Top Initiatives

Entergy's Utility Business



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy New Orleans
Entergy Gulf States Louisiana

Utility Top Initiatives

Safety and Operational Excellence

Regulatory Strategy

System Reliability / Productive Investments

- Supply Plan
- MISO Implementation

Overview – Operating Diversity and Regulatory Oversight

Electric Customer Breakdown
2010; % of MWh sales


Industrial 36%
Residential 35%
Commercial & Governmental 29%

Generation Portfolio
2010; % of MW owned and leased


Coal
10%
24%
Nuclear
Gas / Oil / Hydro 66%

Overview of Utility Operating Companies

Entergy Arkansas
- Electric utility
- 693,000 electric customers
- Authorized ROE:
  - 10.2%
- Rate case settlement approved in Jun 2010

Entergy Gulf States Louisiana
- Electric and gas utility
- 381,000 electric customers
- 92,000 gas customers
- Authorized ROE Range:
  - Electric 9.9 – 11.4%
  - Gas 10.0 – 11.0%
- Formula Rate Plan[1] (electric) and Rate Stabilization Plan (gas)

Entergy Louisiana
- Electric utility
- 667,000 electric customers
- Authorized ROE Range:
  - 9.45 – 11.05%
- Formula Rate Plan[1]

Entergy Mississippi
- Electric utility
- 437,000 electric customers
- Authorized ROE Range:
  - 10.54 – 12.72% (per 2010 test year FRP filing)
- Formula Rate Plan

Entergy New Orleans
- Electric and gas utility
- 157,000 electric customers
- 99,000 gas customers
- Authorized ROE Range:
  - Electric 10.7 – 11.5%
  - Gas 10.25 – 11.25%
- Formula Rate Plan (electric and gas)

Entergy Texas
- Electric utility
- 408,000 electric customers
- Authorized ROE:
  - 10.125%
- Rate case settlement approved in Dec 2010
- Plan to file general rate case in late 2011

[1] Last approved for 2008 – 2010 test years; filed motions seeking one year extension

Overview – Regulators

Arkansas – APSC
- 3 Commissioners
- Appointed by Governor, including Chair
- 6-year terms, staggered

Louisiana – LPSC
- 5 Commissioners
- Elected, Chair selected by peers for 1-year term
- 6-year terms, staggered

Texas – PUCT
- 3 Commissioners
- Appointed by Governor, including Chair
- 6-year terms, staggered



Entergy Arkansas
Entergy Mississippi
Entergy Louisiana
Entergy Texas
Entergy Gulf States Louisiana
Entergy New Orleans

Mississippi – MPSC
- 3 Commissioners
- Elected, Chair rotates every 1 – 2 years (Elections to be held 11/8/2011)
- 4-year terms, concurrent

New Orleans – CCNO
- 7 Council members
- Elected, President selected by peers from two at-large seats
- 4-year terms, concurrent (2-term limit)

Federal – FERC
- 5 Commissioners
- Appointed by President, including Chair
- 5-year terms, staggered

Overview – Multiple Objectives and Strategic Initiatives

System Needs

To ensure quality service and reliability





Financial Aspirations

Utility Income Growth Outlook

- 6 – 8% compound annual net income growth from 2010 through 2014 (2009 base)

Operating Company Credit Quality and Flexibility

- Investment grade
- Lower risk profile

Customer Cost

Affordable Rates

Average Total Electric Rate, ¢/KWh


Illustrative
9.5
2008
2014E

Operational Excellence – Improvements in Service / Reliability Maintained

Utility Operations Statistics
1998 vs 2000 and 2001 through 2010


Safety / Lost Work Day Incident Rate
YTD Sep 2011
0.20
1.08
44%
0.60
98
00
01
10


Immediate Improvement
Regulatory Outage Complaints, #
535
63%
196
98
00
01
10


Outage Duration / SAIDI
Avg minutes per customer per year, excluding major storms
278
38%
172
98
00
01
10


Outage Frequency / SAIFI
Avg number per customer per year, excluding major storms
3.54
37%
2.24
98
00
01
10

Regulatory – Strategy and Recovery Mechanisms

Regulatory Mechanisms for Cost Recovery

Illustrative

Example

Cost Recovery

Formula Rate Plan


X%
X%

Non-fuel O&M
Maintenance capital

Specific Recovery



Acadia Unit 2

Acquisitions
Capacity costs
Emission costs
Energy efficiency
Renewables
Storm

Rate Case


16ft

51 Witnesses in ETI's 2009 rate case

Full review of costs
Rate design

Goal: timely recovery of costs and the opportunity to earn on prudent investment

Regulatory – Meaningful Progress in Each Jurisdiction

- Texas
  - Provided notice of intent to file next rate case later in 2011; final decision due within 185 days of filing under Texas law
  - Commission approved distribution rider pursuant to SB 1693 in Sep 2011
  - Awaiting Staff proposal on capacity rider rulemaking

- Louisiana
  - FRP extension request filed Sep 2011; LPSC decision expected in Nov
  - Little Gypsy securitization financing closed Sep 2011
  - Ninemile 6 filed Jun 2011; decision expected 2Q 2012

- Arkansas
  - APSC order issued in Oct 2011 finding joining RTO prudent; EAI change of control filing to be made in next 30 days
  - Hot Spring filed Jul 2011; hearing scheduled Jan 2012

- New Orleans
  - Approved settlement of 2010 test year FRP filed Sep 2011: $(14.7)M total electric / gas reduction effective Oct 2011
  - Seeking approval of Ninemile 6 PPA

- Mississippi
  - Hinds filed Jul 2011; seeking decision in 1Q 2012
  - Storm damage rider notice to implement change filed in Aug 2011

Investments – Productive Infrastructure and Service Investment Opportunities

Generation

- **Gas-Fired Capacity**
  Acquire or contract merchant capacity built over the past decade
- **Potential Self-Build Options**
  Construct and / or repower generating facilities on existing Entergy utility sites
- **Potential Nuclear Capacity**
  Construct uprates; preserve option to build new units at Grand Gulf and River Bend sites

Transmission

- Transmission for new resources
- NERC Transmission Planning (TPL) rule changes
- Smart Grid / infrastructure requirements / renewables

Utility Investing Capital – Preliminary
2012E – 2014E; % of Total – Prepared Nov 2011



$3.1B
100%
75%
50%
25%
0%
2012E – 2014E
Portfolio Transformation
(includes Grand Gulf uprate, Hot Spring and Hinds acquisitions, and Ninemile self-build project)
Other Generation
(includes Waterford 3 steam generator)
Transmission
Other

Supply Plan – Additions for Generation Needs

Planning Region
- West of the Atchafalaya Basin (WOTAB)
- Amite South
- Central
- North Arkansas

Plant Legend
- In rates
- Approved but not in rates
- Summer 2009 RFP Resource
- Merchant IPPs



Hot Spring Mid-2012 (estimated)
Perryville Jun 2005
Ouachita Sep 2008
Arkansas
Attala Jan 2006
Grand Gulf Uprate 2012
Acadia 2 Apr 2011
Texas
Mississippi
Hinds Mid-2012 (estimated)
Exelon-Frontier PPA Through Sep 2020
Louisiana
Calpine-Carville PPA Through May 2022
Calcasieu Mar 2008
Occidental-Taft PPA Through Jun 2018
Ninemile 6 (new build) By 2015 (est)

Investments – Hot Spring and Hinds Energy Facilities

	Hot Spring	Hinds
MW	620	450 (summer rating)
Seller	KGen Power Corporation	
Total Investment	$277M; $447/kW	$246M; $547/kW
Transmission Upgrades	Pending Transmission Facilities Study	
Plant Type / Fuel Source	Combined Cycle / Natural Gas	
Location	Hot Spring County, AR	Jackson, MS
Commercial Operation	2002	2001
Jurisdiction	EAI	EMI
Recovery Mechanism	APSC and MPSC "Pre-Approval"	
Regulatory Status	Retail regulatory filings made July 2011; decision expected in 1Q 2012	



Hot Spring Energy Facility



Hinds Energy Facility

2011

Acquisitions Announced
Apr 2011

2012

Targeted Close[1]
Mid-2012

[1] *Closing is contingent on obtaining regulatory approvals and cost recovery, as well as other closing conditions*

Investments – Ninemile 6 New CCGT Plant

	Ninemile 6
MW	~550
Total Investment	$721M
Plant Type / Fuel Source	Combined Cycle / Natural Gas; New construction
Location	Westwego, LA
Expected In-Service Date	No later than June 1, 2015
Jurisdiction	ELL; PPAs to EGSL (25%) and ENOI (20%)
Recovery Mechanism	LPSC and CCNO "Pre-Approval;" Various alternatives through existing or proposed mechanisms
Status	LPSC and CCNO filings made June / July 2011; hearings scheduled for 1Q 2012



Ninemile Point

- **2010**
  - Market Test Decision Jul 2010
  - Air Permit Application Filed Sep 2010
- **2011**
  - LPSC, CCNO Filings Made
  - Air Permit Issued Aug 2011
- **2012**
  - LPSC, CCNO Hearings
  - Target Date To Issue Full Notice to Proceed[1]
- **2013**
- **2014**
- **2015**
  - Estimated In-Service Date[1] No Later Than Jun 1, 2015

[1] *Contingent on obtaining appropriate regulatory concurrence and approvals*

Investments – Grand Gulf Uprate

	Grand Gulf Uprate
Estimated Power Uprate	178 MW
Estimated Cost[1]	$734M (total project, including transmission)
Spending	Prior to 2011: $208M; 2011E – 2012E: $526M
Plant Type / Fuel Source	Nuclear
Jurisdiction	SERI 90% (sales to EAI / ELL / EMI / ENOI); SMEPA 10%
Status	Project is on schedule
Recovery Mechanism	Included in cost of service once completed; costs recovered by OpCos through existing mechanisms



Grand Gulf Nuclear Station

2009
- Board Approved Jul 2009
- MPSC Issued Certificate of Public Convenience and Necessity Nov 2009

2010
- NRC Formally Accepted License Amendment Application for Review Dec 2010

2011
- Target Completion of Formal 12-month Review 4Q 2011

2012
- Estimated Completion Shortly After Spring 2012 Refueling Outage

[1] *Current updated estimate of the total capital investment to be made in the course of the implementation uprate project (including South Mississippi Electric Power Association's share) after performing more detailed project design, engineering, analysis and major materials purchases; SERI owns 90% of Grand Gulf*

Investments – Waterford 3 Steam Generator Replacement

Waterford 3	
Estimated Cost	$687M
Spending	Prior to 2011: $321M; 2011E – 2012E: $366M
Plant Type / Fuel Source	Nuclear
Status	• Installation revised to Fall 2012 outage • Extensive Spring 2011 RFO inspections support continued operation for next cycle
Jurisdiction	ELL
Recovery Mechanism	LPSC "Pre-Approval" • Eligible for recovery through FRP, if extended, or base rate case • Subject to refund and subsequent prudence review
Regulatory Status	Will resume revenue requirement proceeding in late 2011 or early 2012



Waterford 3
Steam Electric Station

Timeline

- **2008**
  - ELL Petitioned LPSC to Replace 2 Steam Generators Jun 2008
  - LPSC Approved Stipulated Settlement Nov 2008
- **2009**
- **2010**
  - ELL Filed for Est 1st-Year Revenue Req Jun 2010
  - ELL Notified LPSC RSGs Would Not Be Delivered In Time to Meet Current Schedule Dec 2010
- **2011**
  - Procedural Schedule Suspended Jan 2011
- **2012**
  - Installation Fall 2012
  - Estimated In-Service Date Dec 2012

MISO Proposal – Stakeholder Benefits

Illustrative

Customer Cost Savings

MISO Proposal

Enhanced Independence / Transparency



4/25/2011 Announced proposal that all Entergy Utility Operating Companies join MISO by Dec 2013

Entergy Service Territory

Border-to-Border

2010 Present Value – ETR Analysis

$B for 2013 – 2022; Filed May 12, 2011

Assumes All Utility OpCos Move to MISO


Production Cost
MISO
Value Added Benefits 0.8
Trade Benefits 0.8
Admin Costs (0.2)
Transmission Cost Range (0.3) to 0
Net Benefits 1.1 – 1.4

MISO Proposal – Under Active Review; Target Implementation December 2013

Jurisdictional Update (since 5/12/2011 evaluation report filings)

	Recent Activity
APSC	On 10/28/2011, APSC issued an order stating that it believes EAI's plan to join an RTO is prudent; EAI to make a change of control filing in 30 days to join RTO
LPSC	Commission supported initiating change of control filing to avoid delay in customers achieving the net benefits of joining MISO
MPSC	EMI participated in various conferences to share analysis
CCNO	Council advisors issued discovery requests to ENOI and MISO and held a public stakeholder information meeting
PUCT	Commission opened informational proceeding and held technical conference; indicated interest in joining an RTO and seeks more information on MISO

EGSL / ELL Change of Control filing made 10/31/2011

Other OpCos planned for later in 2011

Timeline – Preliminary / Subject to Change


2011
2012
2013
May 12: Filings with Retail Regulators
Change of Control Filings (Fall)
Retail Regulatory Approval Process
Implementation
FERC Filings / Approval
All Utility OpCos in MISO

Long-Term Financial Outlook – Utility

Illustrative

2014 Utility Net Income Sensitivities
$/share (after-tax) – Prepared Nov 2011



Retail Sales Growth
1% GWh growth
0.14
Investment
$100M / year in Service
0.03
Allowed ROE
1% Increase
0.45
Non-Fuel O&M
1% Increase
(0.07)
Debt
$100M Increase
(0.02)

Utility Net Income
Progress to Date; $M

Lumpy by nature



Guidance Midpoint
1,200
800
400
0
17%
692
812
CAGR
8%
6%
09
10
11E
(Adj)
12E
14E

Entergy Wholesale Commodities Top Initiatives

Entergy Wholesale Commodities



6 non-utility nuclear units owned at 5 sites (4,998 MW)

1 nuclear plant managed (800 MW)

~1,018 MW non-nuclear wholesale assets capacity owned

~583 MW CCGT acquisition pending

EWC Top Initiatives

Nuclear Safety and Operational Excellence

License Renewal

- NRC Process
- New York
- Vermont *In Litigation*

Hedging Strategy

Operational Excellence – Performance Improved Upon Acquisition

EWC Nuclear Operational Track Record[1]

	Capability Factor; %	Forced Loss Rate; %	RFO Duration; Avg Days	INPO Index; #	Prod Cost; $/MWh
% Improved vs Pre-ETR	↑ 21	↓ 86	↓ 65	↑ 63	↓ 13
2010	93	1.8	31	90	23.40

Indian Point Energy Center



Annual Forced Loss Rate[1]
1991 – 2010; %



Previous Owners
Entergy
10 9 46 50 49 17 33 39 8 45 1 2 1 2 2 1 4 1 4 4
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10

[1] EWC Nuclear includes Palisades but excludes Cooper; Pre-Entergy data based upon published reports; Operational data based on 18/24 month cycle; Production Cost based on 3-year average

Operational Excellence – Numerous Run Records

Recent Operational Accomplishments

Indian Point Units 2 & 3



- ✓ IP2: Record for highest generation for a cycle (99.1% online, 2008 – 2010)
- ✓ IP3: New run record for Westinghouse 4 loop plants (678 days, 2007 – 2009)

J.A. FitzPatrick



- ✓ Completed longest run of 702 days in Sep 2010
- ✓ First breaker-to-breaker run
- ✓ 7th longest run in U.S. history for boiling water reactors

Pilgrim



- ✓ Completed longest run of 642 days in Feb 2011

Vermont Yankee



- ✓ Second longest run (532 days, 2008 – 2010)
- ✓ Two breaker-to-breaker runs
- ✓ Highest generation in a year (100.3% capacity factor, 2009)

Palisades



- ✓ Second longest run (418 days, 2009 – 2010)
- ✓ Best refueling outage electric generation production (2009)

Cooper



- ✓ Completed longest run of 483 days in Mar 2011
- ✓ 15 yr extension of services agreement based on significant regulatory and operational performance improvement since 2003

License Renewal – NRC Processes Continue

"Timely Renewal Doctrine" (i.e., continue to operate until NRC decision)

NRC License Renewal Status

Unit	Expiration	Status	Recent Events / Next Steps
Pilgrim	6/8/2012	Awaiting ASLB & NRC decisions	• Status of Fukushima-related contentions / motions: – NRC denied motion for Pilgrim, Indian Point, others – ASLB denied Pilgrim Watch late-filed contentions – Awaiting ASLB decision on MA's late-filed contention • Also, awaiting NRC decision on PW appeals • ASLB resolved all admitted contentions and the NRC Staff completed its review – Filed motion on Aug 23, 2011 asking the NRC to authorize NRC Staff to issue the renewed license
Indian Point 2	9/28/2013	Pre-hearing discovery and motions before ASLB	• Final Safety Evaluation Report issued in 2009; SER Supplement issued Aug 30, 2011 • Final Supplemental Environmental Impact Statement issued in Dec 2010; narrow supplement likely this Fall • ASLB hearings to begin no earlier than mid-2012 – Current pace points to likely application of "Timely Renewal Doctrine" to Indian Point 2
Indian Point 3	12/12/2015		

NRC License Renewals Issued for 20 years

- ✓ Palisades renewed on 1/17/2007 (expires 3/24/2031)
- ✓ FitzPatrick renewed on 9/8/2008 (expires 10/17/2034)
- ✓ Vermont Yankee renewed on 3/21/2011 (expires 3/21/2032)

VY license appeal filed on WQC matter

Vermont Yankee / Indian Point – Hearings Held in September / October 2011

Issue	Description	Current Status
Continued Operation of Vermont Yankee	• Entergy VY v Shumlin in U.S. District Court for District of Vermont • Appeal of NRC license issuance in U.S. DC Circuit Court	• Trial completed; post-trial briefs filed 9/26/2011; decision expected this Fall • Motions for summary disposition denied by DC Circuit; full briefing to be completed Jan 2012
Indian Point Water Quality Proceedings	• New York State Department of Environmental Conservation position that new state-issued Clean Water Act Section 401 water quality certification required for license renewal • SPDES[1] water discharge permit renewal – not NRC requirement for license renewal	• Submitted notice to NRC of no final decision on WQC in required 1-year time period • Adjudicatory hearings began 10/17/2011 and continue into early 2012
Indian Point Coastal Zone Management Act Consistency Determination	• Coastal Zone Management Act consistency determination by New York State to be resolved before NRC license renewal issuance	• Resolution to be sought at a later date

[1] *State Pollutant Discharge Elimination System*

Indian Point – The Decision Process: If Adverse Environmental Impact, Then…

The Decision Process: The Burden of Proof

Intake Structure

Illustrative



Adverse Environ-mental Impact?
No
Statistically Insignificant Impact
Yes
Cooling Towers
Wedgewire Screens
Selection of Best Technology "Available"
Elements of Availability
Physically Feasible?
Not Until 2029
Other Options
Land Use Permits Obtainable?
No
Other Options
Air Permits Obtainable?
No
Other Options
Cost-Benefit? and SEQRA¹ Review
No
Other Options
(Lost jobs, Socio-economic)
Other Options ≠ Shutdown

¹ State Environmental Quality Review Act

Indian Point – Wedgewire Screens Are Available (Cooling Towers Are Not)

Wedgewire Screens vs Cooling Towers

Capital Cost Estimate[2] ~$200 - $250M


Wedgewire Screen

Capital Cost Estimate[1]
At least $1.19B (direct overnight cost) + lost revenue (14.5 TWh)




Cooling Towers

a) *Would significantly reduce fish entrainment and impingement*
b) *Bottom line – in operation no later than 2015 (first unit), 2017 (second unit)*

a) *Air quality – probably "not permittable"*
b) *Aesthetic – size / visible plume ~10% of time*
c) *Zoning – Village of Buchanan not supportive*
d) *Bottom line – in operation in 2029*

Implementation Timelines

Illustrative

10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	25	26	27	28	29
		Wedgewire Screens in operation no later than 2015 – 2017 (pending approval)																	
							Cooling Towers in operation by 2029												

Cooling Towers Implementation Process (in months)

	1-18	18-54	54-81	81-129	129-153	
~3 years probable litigation	Design instal-lation	Permit towers (incl 30 mos litigation on zoning)	Permitting, pipeline construction	Blasting	Con-struction	

Month 160 – Towers in operation after 6 month shakedown / startup

[1] *As of February 2010 feasibility report*
[2] *Updated in mid-2010*

Indian Point – Independent Charles River Associates Study Released in August

Highlights

- IPEC's retirement will exert measurable net economic and environmental costs, which we have quantified in part
- We have not attempted to quantify all these costs; many of them are well beyond the scope of this analysis

An independent report commissioned by New York City Department of Environmental Protection

Finding #1: IPEC's retirement will increase the cost to New York's consumers under every feasible scenario

Higher Costs for NY Customers
$B (PV)



$11 – 16
2 – 3
Energy Costs
for NYC Only
0 – 2
$18+ B PV
Wholesale
Market Costs
New Generation
Subsidies
Total

Finding #2: IPEC's retirement without new generation or transmission system additions will compromise the reliability of the electricity grid



Finding #3: Each option for replacement of IPEC's capacity would measurably increase air emissions

NY State Incremental Air Emissions Impact

		2016	2017	2018	2019	2021	2023	2025	2027	2030
No New Generation	NO_x	10%	10%	11%	10%	11%	12%	12%	11%	10%
	SO_x	1%	1%	4%	3%	7%	6%	5%	8%	8%
	CO_2	13%	13%	12%	12%	12%	13%	13%	12%	10%
Conv. Thermal[1] – LHV[2] CC[3] Only	NO_x	9%	9%	9%	8%	9%	10%	10%	9%	8%
	SO_x	0%	0%	2%	1%	4%	4%	4%	6%	6%
	CO_2	14%	14%	13%	13%	13%	14%	14%	12%	11%
Conv. Thermal – CCs in LHV & NYC	NO_x	7%	8%	8%	7%	8%	8%	8%	8%	7%
	SO_x	0%	0%	2%	2%	3%	3%	4%	5%	5%
	CO_2	15%	15%	14%	14%	14%	14%	14%	13%	11%
Low Carbon[4]	NO_x	5%	4%	5%	5%	6%	6%	6%	6%	5%
	SO_x	0%	-1%	2%	-1%	4%	1%	5%	1%	2%
	CO_2	7%	7%	6%	6%	7%	7%	7%	7%	5%

New EPA CSAPR rule likely to require continuing reductions of SO_2 and NOx

Source: Charles River Associates (see report for further information)

Hedging Strategy – Near-Term Natural Gas Market Reverting to Long-Term Trends



NYMEX Henry Hub Natural Gas Prices
Jul 2010 – Oct 2011; $/MMBtu
Aug 2010: Contango collapses
2020 Gas Price = $6.13/MMBtu
– Improved economic outlook
– Cost pressures from high crude
– Environmentally driven flight to gas
Continued upward trend due to Japan earthquake
Nuclear shutdown fears subsiding
Sustained global economic concerns
Today:
2020 Gas Price = $6.54/MMBtu
CAGR ~4% 2014 - 2020
CAGR ~1% 2014 - 2020
Japan Earthquake / Tsunami
2020
2016
2012
8.0
7.5
7.0
6.5
6.0
5.5
5.0
4.5
4.0
07/10
09/10
11/10
01/11
03/11
05/11
07/11
09/11

Source: NYMEX Clearport

Hedging Strategy – Longer-Term Upside in Heat Rates / Capacity Prices

ISO New England Reserve Margins
2010 – 2019E; %

Illustrative



40
30
20
10
0
Total
Target Reserve Margin Range
With Accelerated Retirements
10 11 12 13 14 15 16 17 18 19

New York ISO Reserve Margins
2010 – 2019E; %

Illustrative



40
30
20
10
0
10 11 12 13 14 15 16 17 18 19

Today's Challenges

- Both NYISO and ISO-NE
  - Excess demand resources
  - Out-of-market entry rules
- NYISO
  - Single state ISO
  - Short-term capacity markets
- ISO-NE
  - Maintaining floor price mechanism longer term (i.e., 2017+)

Long-term Perspective

- Demand recovery (e.g., economic growth)
- Supply response to low prices
  - Retirements of peaking and uneconomic units
  - Opt out / lost interest from demand resources
- Environmental regulations and cost pressure (i.e., high coal prices) combined with low gas prices
- Market structural considerations
  - Lower Hudson Valley zone
  - Out-of-market entry rules

Hedging Strategy – Capacity, Energy and Contracts

EWC Nuclear Capacity Position

Balance of 2011E – 2016E; % Sold[1] as of 9/30/2011



% Sold
Price, $/kW-mo
100
75
50
25
0
4
3
2
1
0
Prices for Capacity-only Contracts
Contract Price (Excl Bundled)
Blended Price (Excl Bundled)
Market Price
(as of 10/31/2011)
11E
12E
13E
14E
15E
16E
Bundled Capacity
Capacity-only contracts

Source: Published prices per ISO-NE and NYISO market indications

EWC Nuclear Energy Position

Balance of 2011E – 2016E; % Sold[1] as of 9/30/2011



% Sold
Price, $/MWh
100
75
50
25
0
65
50
35
Sold Forward
Blended Price
(at expected)
Contract Price
Range
Market Price[2]
(Firm LD)
11E
12E
13E
14E
15E
16E

Source: Derived from 3rd Party Data Service

Select Contract Terms

Palisades

- 15-year bundled capacity and energy contract expiring in 2022
- PPA amortization to revenue is $43M for 2011, $17M for 2012, $18M for 2013, $16M for 2014 and $15M for 2015
- Carbon value sharing triggered by law creating a tradable attribute with market value
  - 100% thru 10th PPA anniversary
  - 50% thereafter for PPA duration

Vermont Yankee

- 510 MW bundled capacity and energy contract expiring in March 2012
- License renewal value sharing provision for 10 years (2012 through 2022)
  - 50% of energy sales above $61/MWh, with annual strike price adjustments based on 3 indices

Indian Point 3 / FitzPatrick

- Annual NYPA value sharing payment not to exceed $72M thru 2014 based on MWh output up to 82% capacity factor

[1] *Assumes successful license renewal and uninterrupted normal operation at all plants*
[2] *As of 10/31/2011*

Northeast Markets – Forward Energy and Power Prices

NYISO Auction-Cleared Capacity Prices
June 2010 – Nov 2011; $/kW-mo



2.5
2.0
1.5
1.0
0.5
0.0
Strip
Monthly
Spot Auction
Jun-10
Oct-10
Feb-11
Jun-11
Oct-11

Source: Published prices per NYISO

ISO-NE Capacity Prices
June 2010 – May 2015; $/kW-mo



5.0
4.0
3.0
2.0
1.0
0.0
Forward Capacity Auctions[1]
Reconfiguration Auctions
Monthly Auctions
Jun-10
Jun-12
Jun-14

[1] FERC ordered ISO-NE to compensate Vermont Yankee at the dynamic de-list price $3.933/kW-mo for the Jun 2013 – May 2014 FCA #4

Source: Published prices per ISO-NE

Northeast Nuclear Fleet Forward Energy Prices
June 2010 – Oct 2011; Around-the-Clock $/MWh; Excludes Palisades



60
55
50
45
40
2015
2014
2013
2012
2011[1]
Jun-10
Sep-10
Dec-10
Mar-11
Jun-11
Sep-11

Source: Derived from 3rd Party Data Service

[1] Balance of Year Monthly Forwards

Northeast Markets – New York Zone A Market Prices and Heat Rates

NYISO Zone A

ATC Forward Prices ($/MWh)



60
50
40
30
20
01/09
05/09
09/09
01/10
05/10
09/10
01/11
05/11
09/11
2015
2014
2013
2011
2012

Source: Derived from 3rd Party Data Service

NYISO Zone A

Implied Delivered Heat Rate (Btu/kWh)



8,500
7,500
6,500
5,500
4,500
01/09
05/09
09/09
01/10
05/10
09/10
01/11
05/11
09/11
2011
2012
2015
2014
2013

Source: Derived from 3rd Party Data Service

Northeast Markets – New York Zone G Market Prices and Heat Rates

NYISO Zone G
ATC Forward Prices ($/MWh)


80
65
50
35
20
01/09
05/09
09/09
01/10
05/10
09/10
01/11
05/11
09/11
2015
2014
2013
2011
2012

Source: Derived from 3rd Party Data Service

NYISO Zone G
Implied Delivered Heat Rate (Btu/kWh)


11,000
10,000
9,000
8,000
7,000
01/09
05/09
09/09
01/10
05/10
09/10
01/11
05/11
09/11
2011
2012
2015
2014
2013

Source: Derived from 3rd Party Data Service

Northeast Markets – New England Market Prices and Heat Rates

ISO-NE MASS Hub

ATC Forward Prices ($/MWh)


80
65
50
35
20
01/09
05/09
09/09
01/10
05/10
09/10
01/11
05/11
09/11
2015
2014
2011
2013
2012

Source: Derived from 3rd Party Data Service

ISO-NE MASS Hub

Implied Delivered Heat Rate (Btu/kWh)


11,000
10,000
9,000
8,000
7,000
01/09
05/09
09/09
01/10
05/10
09/10
01/11
05/11
09/11
2011
2012
2013
2014
2015

Source: Derived from 3rd Party Data Service

Hedging Strategy – Supporting Longer-Term Option of Nuclear Portfolio

Power Price Upside Opportunities

Illustrative



NY State's
45x15 Clean Energy Goal
30% of energy from renewable resources by 2015 (~2,200 MW¹)
Reduce 2015 demand by 15% (~3,000 MW²)
$10 – $30+/MWh Potential
Coal retirements
Less renewable development
Environmental regulation
1% demand growth above expectations
Lower energy efficiency gains
Shale gas restrictions
Shale gas economic rationalization / LNG parity
As Is
Create Options

[1] New renewable capacity needed to reach 2015 target; 75% assumed to come from wind and 25% from other types of resources

[2] Peak MW equivalent of new energy efficiency gains needed to reach 45x15 goal

Hedging Strategy – Over 85% of Projected Revenues Contracted through 2012

EWC Nuclear Contracted Revenues vs Potential Prices[1]
2011E – 2020E

Illustrative



% Revenue Sold
Price, $/MWh
100
80
60
40
20
0
+ Carbon Costs[2]
+ Capacity Uplift[3]
+ Expanding Heat Rate
Projected Revenue[4]
(market + contract)
Market Price[5]
(as of 10/31/2011)
% of Projected Revenues Contracted
11E
12E
13E
14E
15E
16E
17E
18E
19E
20E

[1] Assumes successful license renewal and uninterrupted normal operation at all plants
[2] Could take form of CO_2 cap and trade or clean energy standard; this scenario assumes CO_2 legislation will have $15/ton impact
[3] Assumes $4/kW-month increase with a 92% capacity factor
[4] Portfolio average of energy and capacity
[5] Weighted by portfolio market exposure; 2017 – 2020 derived using market heat rate and Henry Hub natural gas

Capital Deployment – RISEC Acquisition Announced October 24, 2011

Rhode Island State Energy Center



Capacity	583 MW[1]
Technology	Siemens natural gas-fired combined-cycle plant
Cost	$346M ($593/kW) + closing adjustments
Market	ISO New England (ISO-NE)
Contracts	• Capacity: ~450-550 MW sold through May 2015[2] • Energy: open
Targeted Close	Late 2011

Estimated EPS Impact ($/sh)[3] (after-tax)

	2012	2012 – 2016
EWC	0.07	0.07 – 0.15

[1] *Including uprate planned to be completed before acquisition*
[2] *Capacity sold in ISO-NE auction varies by year as well as season (summer vs winter)*
[3] *Based on commodity market prices as of 9/30/11*

Long-Term Financial Outlook – EWC Nuclear Fuel Trends

Nuclear Fuel Projections
2010 – 2015E; $M[1]

Illustrative



$6 to 8/MWh
(2011 - 2015)
Expense (pre-tax)
Capital Spend
10
11E
12E
13E
14E
15E

Uranium Price, Production and Demand



150
120
90
60
30
0
Price; $/lb
Demand (lbs)
Production (lbs)
Price
Current Market Price Levels
Appear to Support Sufficient
Future Production Capacity
250
200
150
100
50
0
U308 Pounds; M
05
06
07
08
09
10
11E
12E
13E
14E
15E

Sources: The Ux Consulting Company, LLC (UxC) (production and demand); Trade Tech (price)

[1] Assumes successful license renewal and uninterrupted normal operation at all plants

EWC Non-Fuel O&M Trends

EWC Non-Fuel O&M
2008 – 2014E; $M[1]



History
Illustrative
1,400
1,200
1,000
800
600
400
200
0
Special items
Non-Nuclear
Nuclear
~1 – 4%
Annual Growth Rate
(can vary by year)
08
09
10
14

Drivers

- Inflation (historically ~3%)
- Varying compensation and benefit costs (e.g., pension discount rates)
- Higher NRC fees and new regulatory requirements
- Workforce planning
- Sale of Harrison County power plant at end of 2010
- Acquisition of Rhode Island State Energy Center power plant at end of 2011

[1] *Assumes successful license renewal and uninterrupted normal operation at all plants*

Long-Term Financial Outlook – EWC

2014 EWC Nuclear Adjusted EBITDA[1] Sensitivities[2] *Illustrative*
$M (pre-tax) – Prepared Nov 2011



Heat Rate Expansion
0 – 1,500 Btu/kWh
240
CO_2 Legislation / Regulation
$0 – $30/ton
440
Capacity Prices
$0 – $4 kW/month
150
Gas Prices
-$1 – $1/MMBtu
300
(300)
EBITDA Expense
+$1/MWh
(40)

EWC Earnings
Declining Adjusted EBITDA through 2014 compared to 2010 levels[3]; $M

Seeing 2013 inflection point (i.e., declining through 2013; 2014 turns to increasing)



Based on
Guidance Midpoint[3]
1,200
800
400
0
1,045
10
11E
12E

[1] *Adjusted EBITDA is defined as earnings before interest, income taxes, depreciation and amortization and interest and investment income excluding decommissioning expense, other than temporary impairment losses on decommissioning trust fund assets and special items*
[2] *Assumes successful license renewal and uninterrupted operation at all plants*
[3] *Prepared Nov 2011, based on prices as of September 2011*

In the Unlikely Event...Plant Shutdown

Summary of Key Financial Implications

Factor	What Happens
Accounting Impairment	Write-off of plant assets
Revenues	Loss of ongoing revenues from energy and capacity sales
Expenses	Site expenses decline following shutdown after NRC approves license changes; step down to minimal levels until decommissioning activities begin
Depreciation	Upon write-off, depreciation expense would cease
Decommissioning	Decommissioning trust earnings and accounting for asset retirement obligation effects would continue; updated site-specific estimate for Vermont Yankee due by Jan 2012
Other Obligations	Potential issues include committed capacity beyond shutdown date
Other	Includes income tax implications from write-off

VY – Net carrying value of plant and nuclear fuel as of 9/30/2011: $459M

In the Unlikely Event…Plant Shutdown SAFSTOR at Licensee Option

NRC Regulation on Decommissioning Alternatives

U.S.NRC

Licensees may choose from three alternative decommissioning strategies: DECON, SAFSTOR or ENTOMB

- DECON – (immediate dismantlement), soon after the nuclear facility closes
- SAFSTOR – "delayed DECON," facility is maintained and monitored in a condition that allows the radioactivity to decay; afterwards, it is dismantled and decontaminated
- ENTOMB – radioactive contaminants are permanently encased on site in structurally sound material such as concrete and appropriately maintained and monitored until the radioactivity decays to a level permitting restricted release of the property (to date, no NRC-licensed facilities have requested this option)

ENTOMB not under consideration

The licensee may also choose to adopt a combination of the first two choices in which some portions of the facility are dismantled or decontaminated while other parts of the facility are left in SAFSTOR

Decommissioning must be completed within 60 years of the plant ceasing operations; a time beyond that would be considered only when necessary to protect public health and safety in accordance with NRC regulations

Source: NRC Fact Sheet on Decommissioning Nuclear Power Plants (http://www.nrc.gov/reading-rm/doc-collections/fact-sheets/decommissioning.html)
NRC regulations (Title 10 of the Code of Federal Regulations, Part 20 Subpart E, and Parts 50.75, 50.82, 51.53 and 51.95)

In the Unlikely Event…Plant Shutdown Decommissioning Two Alternative Paths

DECON (Prompt Decommissioning)



Illustrative
Cumulative Spending
Trust Bal

- Higher spending in early years
- After transition, site decontamination
- Collapse NRC license to ISFSI[1]
- Maintain ISFSI[1]

SAFSTOR



Illustrative
Trust Bal
Cum Spending

- Put site in "cold and dark" state for ~50 years (minimal decontamination)
- After ~50 years, site decontamination (must complete within 60 years of shutdown)

Factors of Analysis

- Worker safety / lower radiation exposure to workers
- Slightly lower radwaste disposal volume
- Level of decommissioning fund
- DOE spent fuel removal schedule
- Availability of disposal facilities
- Evolving technology

[1] *Independent Spent Fuel Storage Installation*

In the Unlikely Event…Plant Shutdown Initial Stage – SAFSTOR Transition

Regulatory processes include:

- Develop and submit Post Shutdown Decommissioning Activities Report filing (PSDAR)
  - Due within 2 years after shutdown (can submit before shutdown)
  - NRC review, including local public meeting
  - Assumed accepted 90 days after filing, unless NRC challenges
- Develop and file site specific estimate
  - Today: within 2 years of shutdown
  - Effective 12/17/2012: due with PSDAR per new regulations

Operational activities include:

- Defuel reactor vessel, put plant in stable condition, move spent fuel to wet or dry storage
- Evaluate decommissioning trust fund investment mix (fixed income vs growth)
- Adjust staffing levels

Operating license continues until NRC approves licensing change

Licensees shall not perform major decommissioning activities until certification of permanent cessation of operation, PSDAR[1] and certification of permanent fuel removal from the reactor have been submitted

[1] *Licensee cannot perform major decommissioning activities until 90 days after PSDAR submittal (assuming no NRC notice of deficiencies)*

In the Unlikely Event…Plant Shutdown Decommissioning Process

Decommissioning Process Overview

Assuming SAFSTOR

Illustrative

Operating
- Planning
- Shutdown

Up to 60 years
- Move fuel from reactor vessel to fuel pool
- Expect ~5-6 years
  - Transfer fuel from pool to ISFSI[1]
- Complete movement of fuel to ISFSI[1]
- SAFSTOR
- Decontamination and dismantlement
- Final site survey and termination of license
- Site restoration to "greenfield," if applicable (not regulated by NRC)

Access to Decommissioning Fund

- Up to 3%[2] for planning (before final shutdown)
- Up to 20%[2] following fuel removal from reactor and 90 days after PSDAR has been filed
- Remaining funds available 90 days after filing PSDAR

Withdrawals must comply with NRC regulations, trust requirements

[1] *Independent Spent Fuel Storage Installation*

[2] *% of NRC minimum value calculated under 10 CFR §50.75(c)*

Entergy – Capital Deployment

Entergy Corporation



Top Initiatives

Safety and Operational Excellence

Portfolio Management / Capital Deployment

- Investing
- Dividends / Share Repurchases
- No Traditional Equity Issuances

Strong Liquidity / Access to Capital Markets on Reasonable Terms

Capital Deployment – Investment Above Depreciation

Projected Capital Expenditures
2012E – 2014E; $B – Prepared Nov 2011


Preliminary Maintenance Capital
Preliminary Investing Capital
Utility
2.9
3.1
6.0
EWC
0.3
0.8
1.1
Total
7.1

Investing Capital – Preliminary
2012E – 2014E; % of Total – Prepared Nov 2011


3.1
100%
75%
50%
25%
0%
Portfolio Transformation
Other Generation
Transmission
Other
0.8
Dry Cask Storage / License Renewal
NYPA Value Sharing
Other (primarily Component Replacements / Identified Repairs)
7.1
6.0
Utility
EWC
1.1

Capital Deployment – Return Cash to Owners; No Traditional Equity Issuances

Illustrative

2014 Corporate Earnings Sensitivities

$/share (after-tax) – Prepared Nov 2011

Interest Rate
1% increase on $1B debt

Effective Tax Rates
1% change in overall rate

Share Repurchases
(share accretion effect only)
$500M



(0.03)
0.09
(0.09)
0.20 – 0.25

Illustrative

Current Financial Outlook

Cash Sources and Uses

$B

Outlook: To deploy up to $4 - $5B through dividends and share repurchases (2010-14) (absent other attractive investment opportunities)[1]



Available for:
- Return to shareholders (dividends, share repurchases)
- Growth investments
OCF / Cash
Invest-ment
Net Debt
Available

[1] *Prepared Nov 2011*

Portfolio Management – Ongoing Evaluation of How and Where to Create Value

Range of Portfolio Management Strategies

Work With What You Have	M&A / Transforming	Diversification
• Productive investment • JV / partnership to enhance operations, financial structure • Divest underperforming business	• Merger / acquisition – Merchant – Utility – Other	• Bolt-on to "what we have" – JV / partnership – Related businesses
Considerations • Existing business needs • Market valuations • Volatility (earnings, liquidity)	*Considerations* • Point-of-View • Risk management • Maintaining Utility credit • Regulatory approval requirements	*Considerations* • Point-of-View • Access to expertise in targeted business

Entergy – Summary

- Accomplishments – significant successes have been achieved over past 12 years
- Utility – continuing positive progress on usual full regulatory agenda, including the proposal to join MISO by December 2013, and serve customers through prudent investments
- Entergy Wholesale Commodities – ongoing efforts to monitor and manage risks to preserve the option value, including securing license renewal of northeast plants, and create value through opportunistic investments
- Entergy – focus remains on delivering results and identifying opportunities to create tangible long-term value

Caution Regarding Forward-Looking Statements and Reg G Compliance

In this presentation, and from time to time, Entergy Corporation makes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Forward-looking statements involve a number of risks and uncertainties. There are factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including (a) those factors discussed in: (i) Entergy's Form 10-K for the year ended December 31, 2010; (ii) Entergy's Form 10-Q for the quarters ended March 31, 2011 and June 30, 2011; and (iii) Entergy's other reports and filings made under the Securities Exchange Act of 1934; (b) uncertainties associated with rate proceedings, formula rate plans and other cost recovery mechanisms; (c) uncertainties associated with efforts to remediate the effects of major storms and recover related restoration costs; (d) nuclear plant relicensing, operating and regulatory risks, including any changes resulting from the nuclear crisis in Japan following its catastrophic earthquake and tsunami; (e) legislative and regulatory actions and risks and uncertainties associated with claims or litigation by or against Entergy and its subsidiaries; and (f) conditions in commodity and capital markets during the periods covered by the forward-looking statements, in addition to other factors described elsewhere in this presentation and in subsequent securities filings.

This presentation includes the non-GAAP measures of operational net income, operational earnings per share, operational return on equity, operational dividend payout ratio, operational non-fuel operation and maintenance expense excluding special items and adjusted EBITDA when describing Entergy's results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. These reconciliations can be found on slides 55 – 60. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com.

Appendix
Regulation G Reconciliations

Regulation G Reconciliation

Table 1: Entergy Consolidated Earnings Per Share
Reconciliation of GAAP to Non-GAAP Measures
2001 – 2010
(Per share in U.S. $)

		2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
As-Reported Earnings Per Share	(a)	3.23	2.64	4.01	3.93	4.19	5.36	5.60	6.20	6.30	6.66
Less Special Items	(b)	(0.00)	(1.17)	(0.24)	0.13	(0.21)	0.64	(0.16)	(0.31)	(0.37)	(0.44)
Operational Earnings Per Share	(a)-(b)	3.23	3.81	4.25	3.80	4.40	4.72	5.76	6.51	6.67	7.10

Calculations may differ due to rounding
Certain prior year data has been reclassified to conform with current year presentation
**2005 and 2006 reflect the deconsolidation of Entergy New Orleans, Inc.*

Regulation G Reconciliation

Table 2: Consolidated Annual Special Items
Reconciliation of GAAP to Non-GAAP Measures
2001 – 2010
(Per share in U.S. $)

	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Special Items										
Gain/loss on disposition of assets	0.01	(0.62)	-	-	-	-	-	-	-	-
Damhead Creek mark to market gas contract	0.10	-	-	-	-	-	-	-	-	-
Write-down of MyHomeKey investment	(0.03)	-	-	-	-	-	-	-	-	-
Merger expenses	(0.06)	-	-	-	-	-	-	-	-	-
Restructuring costs	(0.02)	-	-	-	-	-	-	-	-	-
Development costs	-	(0.17)	-	-	-	-	-	-	-	-
Turbine commitment	-	(0.09)	-	-	-	-	-	-	-	-
Asset and contract impairments	-	(0.52)	-	-	-	-	-	-	-	-
SFAS 143 implementation	-	-	0.58	-	-	-	-	-	-	-
River Bend loss provision	-	-	(0.29)	-	-	-	-	-	-	-
Voluntary severance plan	-	-	(0.53)	-	-	-	-	-	-	-
Tax Benefits on restructuring	-	-	-	0.41	-	-	-	-	-	-
Gulf South Pipeline	-	-	-	0.13	-	-	-	-	-	-
Reduction in asset sale reserves	-	0.23	-	0.02	-	-	-	-	-	-
Entergy-Koch, LP gain	-	-	-	0.07	-	-	-	-	-	-
Asset impairment reserve	-	-	-	(0.15)	-	-	-	-	-	-
Entergy-Koch Trading	-	-	-	(0.35)	-	-	-	-	-	-
Retail business impairment reserve	-	-	-	-	(0.12)	-	-	-	-	-
Retail business discontinued operations	-	-	-	-	(0.09)	-	-	-	-	-
Restructuring - Entergy-Koch, LP distribution	-	-	-	-	-	0.26	-	-	-	-
Entergy-Koch, LP gain	-	-	-	-	-	0.49	-	-	-	-
Non-Nuclear Wholesale Assets write-off of tax capital losses	-	-	-	-	-	(0.13)	-	-	-	-
Nuclear alignment	-	-	-	-	-	0.02	(0.16)	-	-	-
Dilution effect - unsuccessful remarketing	-	-	-	-	-	-	-	(0.03)	-	-
Non-utility nuclear spin-off expenses	-	-	-	-	-	-	-	(0.28)	(0.37)	(0.44)
TOTAL SPECIAL ITEMS	0.00	(1.17)	(0.24)	0.13	(0.21)	0.64	(0.16)	(0.31)	(0.37)	(0.44)

Regulation G Reconciliations

Table 3: Entergy Consolidated Return on Average Common Equity
Reconciliation of GAAP to Non-GAAP Measures
2001 – 2010
($ in millions)

		2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
As-Reported Earnings	(a)	726	599	927	910	898	1,133	1,135	1,221	1,231	1,250
Less Special Items	(b)	-	(267)	(55)	30	(45)	135	(32)	(55)	(71)	(82)
Operational Earnings	(a)-(b)	726	866	982	880	943	998	1,167	1,276	1,302	1,332
Average Common Equity	(c)	7,230	7,647	8,271	8,500	8,020	7,970	8,030	7,915	8,290	8,555
ROE - As-Reported	(a)/(c)	10.0%	7.8%	11.2%	10.7%	11.2%	14.2%	14.1%	15.4%	14.8%	14.6%
ROE - Operational	((a)-(b))/(c)	10.0%	11.3%	11.9%	10.4%	11.8%	12.5%	14.5%	16.1%	15.7%	15.6%

Calculations may differ due to rounding
Certain prior year data has been reclassified to conform with current year presentation
**2005 and 2006 reflect the deconsolidation of Entergy New Orleans, Inc.*

Regulation G Reconciliations

Table 4: Entergy Consolidated Dividend Payout Ratio
Reconciliation of GAAP to Non-GAAP Measures
2001 – 2010
(Per share in U.S. $)

		2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Common Dividend Paid per Share	(a)	1.28	1.34	1.60	1.89	2.16	2.16	2.58	3.00	3.00	3.24
As-Reported Earnings per Share	(b)	3.23	2.64	4.01	3.93	4.19	5.36	5.60	6.20	6.30	6.66
Less Special Items	(c)	-	(1.17)	(0.24)	0.13	(0.21)	0.64	(0.16)	(0.31)	(0.37)	(0.44)
Operational Earnings per Share	(b)-(c)	3.23	3.81	4.25	3.80	4.40	4.72	5.76	6.51	6.67	7.10
Dividend Payout Ratio - As-Reported	(a)/(b)	39%	51%	40%	48%	52%	40%	46%	48%	48%	49%
Dividend Payout Ratio - Operational	(a)/((b)-(c))	39%	35%	38%	50%	49%	46%	45%	46%	45%	46%

Calculations may differ due to rounding
Certain prior year data has been reclassified to conform with current year presentation
**2005 and 2006 reflect the deconsolidation of Entergy New Orleans, Inc.*

Regulation G Reconciliations

Table 5: Entergy Wholesale Commodities Non-Fuel O&M[1]
Reconciliation of GAAP to Non-GAAP Measures
2009 – 2010

($ in millions)

		2009	2010
As-Reported Non-Fuel O&M	(a)	1,121	1,257
Less Special Items			
Non-utility nuclear spin-off expenses[2]		48	117
Total Special Items	(b)	48	117
Operational Non-Fuel O&M	(a)-(b)	1,073	1,140

[1] Non-fuel O&M is defined as operation, maintenance and refueling expenses and purchased power, excluding fuel and investments in wind generation accounted for under the equity method of accounting

[2] Includes non-utility nuclear spin-off dis-synergies and expenses for outside services to pursue the previously planned spin-off in 2009 and 2010 and the charge in connection with the business unwind in 2010

Regulation G Reconciliations

Table 6: Entergy Wholesale Commodities Adjusted EBITDA Reconciliation of GAAP to Non-GAAP Measures For the year ended December 31, ($ in millions)	2010
Net Income	489
add back: Interest expenses	72
add back: Income taxes	269
add back: Depreciation and amortization	163
subtract: Interest and investment income	171
add back: Decommissioning expenses	107
EBITDA	929
add back: Other than temporary impairment losses	(1)
add back: Non-utility nuclear spin-off expenses[2]	117
Adjusted EBITDA[1]	1,045

[1] *Adjusted EBITDA is defined as earnings before interest, income taxes, depreciation and amortization and interest and investment income excluding decommissioning expense, other than temporary impairment losses on decommissioning trust fund assets and special items*

[2] *Includes non-utility nuclear spin-off expenses for outside services to pursue the previously planned spin-off and the charge in connection with the business unwind in 2010*